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                                                                    EXHIBIT 10.2

                               GUARANTY OF LEASE

         THIS GUARANTY, dated as of November 15, 1996, by INTERSTATE HOTELS COMPANY, a Pennsylvania corporation (the "Guarantor"), for the benefit of EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership (the "Lessor"), recites and provides:

RECITALS

         Simultaneously with the execution hereof, the Lessor and Crossroads/Memphis Partnership, L.P., a Delaware limited partnership (the "Lessee"), have executed a certain Consolidated Lease Amendment of even date herewith (the "Lease") for the lease of various parcels of land, together with all appurtenances thereto, improvements thereon and intangible and tangible personal property, and more particularly described in the Lease (the "Leased Premises").

         The sole general partner of the Lessee is an indirect wholly owned subsidiary of the Guarantor. As a condition to executing the Lease, the Lessor has required the Guarantor to guarantee the prompt and full payment of rent and all other amounts payable to the Lessor under the Lease, and the prompt and complete performance of all covenants contained in the Lease on the Lessee's part to be performed. Because of the substantial economic benefits accruing to the Guarantor by virtue of the Lessor leasing the Leased Premises to the Lessee, the Guarantor desires to guarantee such payment and performance, all on the following terms and conditions.

GUARANTY

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby represents, warrants and agrees as follows, intending to be legally bound:


                                   ARTICLE I.
                                REPRESENTATIONS
                        AND WARRANTIES OF THE GUARANTOR

         The Guarantor makes the following representations and warranties, upon each of which the Lessor, its successors and assigns are entitled to rely and have relied, and the Guarantor will endeavor in good faith to cause such representations and warranties to remain true and correct at all times during the term of this Guaranty as if then made.





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         Section 1.1.     No Conflicts; Defaults.  The execution and delivery
of this Guaranty and the performance by the Guarantor of its obligations hereunder and the consummation of the transactions contemplated herein are within the corporate powers of the Guarantor and will not conflict with or constitute a breach of the Guarantor's articles of incorporation or by-laws. Except for consents and approvals obtained by Guarantor, true, correct and complete copies of which have been delivered by the Guarantor to the Lessor prior to the execution and delivery of this Guaranty, neither the execution, acknowledgment and delivery of, nor the performance of its obligations under, this Guaranty, will conflict with or violate, or constitute a default or require any consent or waiver under, any material provision of any mortgage, deed of trust, evidence of indebtedness, order, decree or agreement to which the Guarantor is a party or by which it or any substantial part of its property is bound.

         Section 1.2. Enforceability. This Guaranty is a legal, valid and binding instrument enforceable against the Guarantor in accordance with its terms, as the same may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting creditors' rights generally and general remedies of equity.

         Section 1.3. Representations and Warranties. The Guarantor has made its own independent investigation of the financial condition and affairs of the Lessee and has reviewed the Lease, including the rent terms thereof, prior to entering into this Guaranty and will continue to make its appraisal of the creditworthiness of the Lessee, and in entering into this Guaranty Guarantor has not relied upon any representation of the Lessor as to the financial condition, operation or creditworthiness of the Lessee or with respect to any other matter. The Guarantor agrees that the Lessor shall have no duty or responsibility now or hereafter to make any investigation or appraisal of the Lessee on behalf of the Guarantor or to provide the Guarantor with any credit or other information which may come to the Lessor's attention.

         Section 1.4. Litigation; Violations of Law. There are no actions, suits or proceedings of a material nature pending or overtly threatened against or affecting the Guarantor, and no event has occurred (including, without limitation, the execution, acknowledgment and delivery of this Guaranty and the consummation of the transactions contemplated hereby) which will violate, be in conflict with, result in the breach of or constitute (with or without notice or the passage of time, or both) a default under any judicial decision, statute, ruling, direction, rule, regulation, permit, certificate or ordinance of any governmental authority in any way applicable to the Guarantor. The Guarantor is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator,





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administrative agency or other governmental or quasi-governmental authority.

         Section 1.5. Information. All information filed by the Guarantor with the Securities and Exchange Commission is true and complete in all respects and fully and accurately presents the financial condition of the Guarantor as of the dates thereof; such information does not omit any statement of material fact that would make such information misleading; and no material adverse change has occurred in the financial condition reflected therein or the Guarantor's business since the dates thereof.

         Section 1.6. Insolvency Matters. No bankruptcy, reorganization, arrangement, readjustment of debt, insolvency or other proceeding has been commenced or threatened by or against the Guarantor or consented to or acquiesced in by the Guarantor, and no judgment has been entered against the Guarantor which has not been satisfied or otherwise discharged.

         Section 1.7. Organization. The Guarantor is a corporation duly organized, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania and has the power to enter into this Guaranty and to perform its obligations hereunder and by proper corporate action has duly authorized the execution and delivery of this Guaranty and the performance of its obligations hereunder.

         Section 1.8. Taxes. All material tax returns and reports required by law to be filed by the Guarantor have been duly filed, and no taxes, assessments, contributions, fees or other governmental charges upon it or any of its assets or income which are due and payable thereon are delinquent, except to the extent such taxes, assessments, contributions, fees or charges are being contested in good faith and by proper proceedings and against which appropriate reserves are being maintained.

         Section 1.9. Cross Default. The Guarantor acknowledges and agrees that a default under the Lease with respect to one of the Leased Premises shall constitute a default under the Lease with respect to all of the Leased Premises, and the Lease may be cross defaulted with other leases guaranteed by the Guarantor.


                                   ARTICLE II
                           COVENANTS OF THE GUARANTOR

         Section 2.1.     Definitions.

                 (a) The term "Indebtedness" shall include all amounts due and to become due from the Lessee to the Lessor under the Lease, whether such amounts are direct or indirect, fixed or contingent, or liquidated or unliquidated obligations of the





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Lessee including, without limitation, base rent, percentage rent, additional charges, indemnification payments, damages, interest, service, finance and other charges, the Lessor's fees, impositions required to be paid by the Lessee, and other sums, charges, costs of collection, attorneys' fees and expenses, other expenses of the Lessor due it under the Lease and amounts advanced by the Lessor to discharge obligations of the Lessee, whether such amounts are from time to time reduced, thereafter increased or entirely extinguished and thereafter reincurred.

                 (b) The term "Obligations" shall mean all obligations, agreements, covenants, conditions and liabilities of the Lessee set forth in the Lease.

                 (c) The term "Lessee," as used herein, shall mean any successor in interest, assignee, or transferee of Lessee's interest under the Lease.

         Section 2.2. Guaranty of Payment and Performance. The Guarantor hereby unconditionally and absolutely guarantees to the Lessor the prompt and full payment of all Indebtedness and the prompt and complete performance of all Obligations of the Lessee to the Lessor, under and in accordance with the terms and conditions hereof.

         Section 2.3. Nature of Guaranty. This is a guaranty of payment and not merely of collection.

         Section 2.4. Enforcement of Guaranty in First Instance. The Lessor may collect the Indebtedness, or any part thereof, from the Guarantor without first exercising its rights against the Lessee, any other guarantor or any collateral that the Lessor may hold or have access to, and the Guarantor hereby waives any right to require the Lessor to attempt, by bringing any action or proceeding against Lessee or otherwise, to collect the Indebtedness or any part thereof from the Lessee or any other guarantor or to attempt to realize upon any collateral that the Lessor may hold or have access to before enforcing the obligations of the Guarantor hereunder.

         Section 2.5. Lessor's Election to Perform Obligations. After a default by the Lessee in the performance of one or more of the Obligations and the expiration of any notice and cure period expressly provided for in the Lease, the Lessor, at its option, may elect to perform or cause to be performed any or all of the Obligations without first exercising its rights against the Lessee, any other guarantor or any collateral that the Lessor may hold or have access to, and the Guarantor hereby waives any right to require the Lessor to attempt, by bringing any action or proceeding against Lessee or otherwise, to collect the Indebtedness or any part thereof from the Lessee or any other guarantor or to attempt to realize upon any collateral that the





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Lessor may hold or have access to before performing or causing the performance of any of the Obligations or enforcing the obligations of the Guarantor hereunder.

         Section 2.6. No Subrogation or Contribution. Until all of the Indebtedness has been paid in full and all of the Obligations have been duly and punctually performed to the satisfaction of the Lessor, the Guarantor shall not be subrogated to any right of the Lessor against the Lessee, any other guarantor or any collateral, and any moneys, property or other consideration received, after a default by the Lessee under the Lease, by the Guarantor from the Lessee prior to payment in full of the Indebtedness and prior to the performance by the Lessee of all of the Obligations shall be held in trust for the Lessor and shall be paid or transferred to the Lessor upon demand therefor. The Guarantor agrees that it will not assert any right of contribution against any other guarantor of the Indebtedness, whether the obligations of such other guarantor are evidenced by this Guaranty or other agreement, until such time as all of the Indebtedness has been paid in full to the Lessor and all of the Obligations have been performed.

         Section 2.7.     Waiver of Defenses.

                 (a) The Guarantor hereby: (i) waives notice of acceptance of this Guaranty; (ii) waives presentment, demand, notice of dishonor, protest and notice of protest; (iii) agrees that the Indebtedness or any part thereof may be renewed, extended, accelerated, modified or compromised and the Obligations may be modified or delegated and that any collateral or other security held for the payment of the Indebtedness or the performance of the Obligations may be released, exchanged, sold, applied or otherwise dealt with by the Lessor without notice to the Guarantor and without thereby releasing the Guarantor from any obligation under this Guaranty; (iv) waives notice of the financial condition or other status of the Lessee and any other party obligated for the payment of the Indebtedness or the performance of the Obligations; and (v) waives the benefit of the homestead exemption as to its obligations set forth herein. This Guaranty is intended to be a full, complete and perfect guaranty and indemnity to the Lessor to the extent of and for any Indebtedness and Obligations and to be valid and enforceable without other or further notice to the Guarantor. The liability of the Guarantor is absolute and unconditional and is not conditioned or contingent upon any other party signing this Guaranty or the obtaining of any security upon any of the Indebtedness or the obtaining of the guaranty of any other party upon any of the Indebtedness, Obligations or any other matter.

                 (b) The Guarantor further acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times be valid and enforceable irrespective of





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(i) any assignment of sublease of the Lease, (ii) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense (other than a defense of payment) to this Guaranty and the obligations of the Guarantor under this Guaranty or the obligations of the Lessee or any other person or party relating to this Guaranty or the obligations of Guarantors hereunder or otherwise with respect to the Lease, or (iii) the filing of a petition or the commencement of a case with respect to the Lessee or the Guarantor under Title 11 of the United States Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or under any other applicable Federal or state bankruptcy, insolvency or similar law, or any modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or in part, of the Obligations pursuant to an order by a bankruptcy court or other court of competent jurisdiction in any action, case or proceeding brought under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law (including, but not limited to any stay imposed pursuant to section 362 of the Bankruptcy
Code), it being expressly acknowledged and agreed by the Guarantor that if any such modification, impairment, abatement, reduction, release, limitation, restructure, reinstatement or cure, in whole or part, is so ordered in any such action, case or proceeding, the Guarantor's obligations under this Guaranty will nevertheless continue to be determined as if such order had not been issued (i.e., as if the Lessee were still obligated to pay the Indebtedness and to perform and observe the Obligations strictly in accordance with the terms, covenants and provisions of the Lease as in existence prior to the issuance of any such order).

                 (c) The Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the Lessee or any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Lease in any action, case or proceeding brought by the Lessor to enforce the obligations of the Guarantor under this Guaranty (provided, however, that the foregoing provisions of this sentence shall not be deemed a waiver of the right of the Guarantor to assert any compulsory counterclaim in any such action, case or proceeding brought by the Lessor in any state court if such counterclaim is compelled under local law or rule or procedure, or in a court of the United States, nor shall the foregoing provisions of this sentence be deemed a waiver of the right of the Guarantor to assert any claim which would otherwise constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lessor in any separate action, case or proceeding brought by the Guarantor against the Lessor).





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                 (d)      The Guarantor acknowledges that no oral or other
agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except those specifically set forth in this Guaranty, and that this Guaranty sets forth the entire agreement and understanding of the Guarantor and the Lessor.

         Section 2.8. Releases. The Lessor shall have the right to waive its rights against and to release any guarantor or other person or entity that is liable for payment of the Indebtedness or performance of the Obligations without affecting (a) the enforceability of this Guaranty against the Guarantor or (b) any other right or remedy that the Lessor may have against the Guarantor.

         Section 2.9.     Costs and Expenses.

                 (a) The Guarantor hereby agrees to pay to the Lessor all costs and expenses, including court costs and reasonable attorneys' fees and expenses, incurred by the Lessor in seeking advice with regard to, or in seeking to enforce, any of the obligations of the Guarantor hereunder.

                 (b) The Guarantor will defend, indemnify and hold harmless the Lessor and its employees, agents, officers and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, reasonable attorneys' fees and expenses, court costs and litigation expenses) arising out of or in any way related to any failure by the Lessee to promptly and fully pay the Indebtedness or fully perform, observe and comply with any of the Obligations.

         Section 2.10. Bankruptcy. In the event that any part of the Indebtedness is collected by the Lessor and because of bankruptcy or other laws relating to debtors' relief such payment is set aside as a voidable preference or fraudulent conveyance or the Lessor is otherwise required to repay all or any portion of the amount so collected to the Lessee or to any trustee, receiver or otherwise, then this Guaranty shall continue in full force and effect with regard to such sums or, if previously terminated, shall be reinstated without further act or instrument and shall thereafter remain in full force and effect, as though such payment had not been made or such termination had not occurred (as the case may be), and the amount or amounts so repaid shall become part of the Indebtedness and shall be guaranteed hereby.
In the event an action, case or proceeding is filed or commenced under the Bankruptcy Code or under any other applicable Federal or state bankruptcy, insolvency or similar law in regard to the





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Lessee or an action, case or proceeding is otherwise commenced for the benefit of the creditors of the Lessee, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lessor received from or on behalf of the Lessee under or in respect of the Indebtedness which are held voidable on the grounds of preference, fraudulent conveyance or otherwise, whether or not the Indebtedness has been paid in full or whether or not any or all of the Obligations have been discharged or released.

         Section 2.11. Application of Proceeds. All payments, whether voluntary or involuntary, received from the Lessee or on account of the Indebtedness from any other source, including income from and amounts realized on security and appropriated bank balances, may be applied by the Lessor toward the payment of the Indebtedness and in such order of application as the Lessor may from time to time elect. All payments shall be conclusively presumed to have been made by the Lessee and no payments shall operate to reduce the liability of the Guarantor hereunder, unless at the time such payments are made, express written notice is served upon the Lessor that such payments are made by the Guarantor in reduction of the liability hereunder.

         Section 2.12. Required Notifications. The Guarantor will promptly inform the Lessor in writing upon the commencement of any proceedings by or against the Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for the Guarantor or any of its assets.

         Section 2.13. Survivability. The obligations of the Guarantor contained herein shall survive the expiration or earlier termination of the Lease until payment in full of the Indebtedness and complete performance of all of the Obligations. Further, no expiration or termination of the Lease, by operation of law or otherwise, and no re-entry, repossession or removal pursuant to the Lease or otherwise, and no re-letting of the premises under the Lease shall relieve the Guarantor of its liabilities and obligations which arise during the term of the Lease, all of which shall survive such expiration, termination, re-entry, repossession, removal or re-letting. The obligations of the Guarantor contained herein shall survive any assignment of the Lease or sublease of the Leased Premises and any changes in control of the Lessee or Lessor.

         Section 2.14. Guarantor's Assumption of Lessee's Obligations. In the event of the rejection or disaffirmance of the Lease by the Lessee or the Lessee's receiver or trustee pursuant to any law affecting creditor's rights, the Guarantor will, and does hereby (without the necessity of any further agreement or act), assume all obligations and liabilities of the





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Lessee under or arising out of the Lease, to the same extent as if the
Guarantor had been originally named the lessee under the Lease, and there had been no such rejection or disaffirmance; the Guarantor will confirm such assumption in writing at the request of the Lessor, upon or after such rejection or disaffirmance. The Guarantor, upon such assumption, shall have all rights of the Lessee under the Lease and shall be entitled to a new lease on all of the terms and conditions of the Lease with respect to the unexpired portion of the Lease (to the extent permitted by law). The Guarantor will execute and deliver such documents, as the Lessor may from time to time reasonably require to evidence such assumption, to confirm this Guaranty and to certify that the Guarantor is not in default hereunder.

         Section 2.15.    Subordination.

                 (a) Upon any distribution of assets of the Guarantor upon any dissolution, winding up, total or partial liquidation or reorganization of the Guarantor, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities (a "Triggering Event"), the obligations of the Guarantor under this Guaranty are subordinated and junior to all obligations (the "Debt Obligations," and to the extent not excluded pursuant to the next succeeding sentence, the "Senior Debt") of the Guarantor under (a) the Credit Agreement dated as of June 25, 1996 among the Guarantor, the lenders thereto and Credit Lyonnais New York Branch, as administrative agent (as amended, supplemented, restated or otherwise modified and as in effect from time to time, the "Designated Credit Agreement"), and (b) all other credit agreements entered into by Guarantor and any lenders (who may or may not be parties to the Designated Credit Agreement) (the "Other Credit Agreements" and together with the Designated Credit Agreement, the "Credit Agreements"), including, in all cases, the obligation to pay interest on loans thereunder after any bankruptcy filing by the Guarantor (whether or not an allowable claim), and under all "Credit Documents" as defined in the Designated Credit Agreement or under any of the Other Credit Agreements. Notwithstanding the foregoing, the Debt Obligations will not constitute Senior Debt to which this Guaranty is subordinate (a) if constituting principal indebtedness of the Guarantor ("Principal Indebtedness") to the extent that, after giving effect thereto, at both the time of the incurrence thereof and entering into of a Credit Agreement (or amendment thereto) providing for same, Principal Indebtedness exceeds the greater of (x) $595,000,000 or (y) 45% of the Guarantor's Total Market Capitalization (as hereinafter defined) and (b) if not constituting Principal Indebtedness, to the extent relating to any Principal Indebtedness described in clause (a) above.





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                 (b)      Senior Debt shall not include any Principal
Indebtedness constituting pay-in-kind interest, unaccreted principal under any original issue discount obligation or similar instrument or any other negatively amortized indebtedness. To the extent any Principal Indebtedness constitutes Senior Debt at the time of the issuance thereof or the entering into of an Other Credit Agreement (or of an amendment thereto) providing for such Principal Indebtedness, then such Principal Indebtedness (and all other related Debt Obligations) shall at all times constitute Senior Debt. In addition, to the extent that the Principal Indebtedness under the Designated Credit Agreement does not exceed $595,000,000 then all obligations under the Designated Credit Agreement shall in all events constitute Senior Debt.

                 (c) Guarantor's "Total Market Capitalization," at any point in time, shall mean the sum of (A) the product of the total number of shares of Guarantor's common stock outstanding times the closing price of the Guarantor's common stock on the date of determination as reported on the principal exchange or trading system on which such common stock is then listed or traded plus (B) the aggregate principal amount of all outstanding debt of Guarantor and its subsidiaries. Total Market Capitalization shall be determined by the Guarantor in good faith in its reasonable discretion after consultation with the Lessor, at the time of any incurrence of, and/or any entering into of, or amendment to, any Credit Agreement providing for Principal Indebtedness, as elected by the Guarantor and notified in writing to Lessor promptly upon such determination.

                 (d) Upon any Triggering Event, (i) the holders of all Senior Debt will first be entitled to receive payment in full in cash or cash equivalents before the Lessor is entitled to receive any payment hereunder and
(ii) any payment or distribution of assets of the Guarantor of any kind or character from any source, whether in cash, property or securities to which the Lessor would be entitled (by set-off or otherwise), except for those subordination provisions, will be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of such Senior Debt or their representative to the extent necessary to make payment in full (or have such payment duly provided for) on all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

                 (e) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Guarantor shall be received by the Lessor at a time after the occurrence of a Triggering Event, such payment or distribution shall be paid over to the agent(s) for the Senior Debt or to a court, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay or to provide for the payment of all such Senior Debt in full in cash or cash





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equivalents after giving effect to any concurrent payment or distribution to the holders of such Senior Debt, the Lessor not being responsible for such application by such agent(s) or court.

                 (f) No provision contained in this section will affect the obligation of the Guarantor, which is absolute and unconditional, to pay when due the Indebtedness and perform the Debt Obligations.

         Section 2.16. Existence, etc. So long as any Indebtedness or Obligations are outstanding, the Guarantor: (a) shall maintain its corporate existence and shall not dissolve; (b) shall not sell all or substantially all of its assets unless it shall receive reasonably equivalent value therefor; and
(c) shall not merge with or into another corporation or entity unless such surviving corporation or entity is obligated to perform the obligations of the Guarantor hereunder, assumes such obligations in a writing reasonably satisfactory to Lessor and has a net worth at least equal to that of the Guarantor immediately prior to the merger.

                                  ARTICLE III
                          EVENTS OF DEFAULT; REMEDIES

         Section 2.1. Events of Default. Any of the following occurrences or acts shall constitute an "Event of Default" under this Guaranty:

                 (a) If the Guarantor shall fail to pay any sum, as and when required to be paid hereunder following any applicable grace period.

                 (b) If any representation or warranty made by the Guarantor contained in this Guaranty or any officer's certificate, notice, certificate, demand or request delivered hereunder or in connection herewith shall be false or misleading in any material respect as of the date made or deemed to have been made.

                 (c) If the Guarantor fails to perform or observe in any material respect any covenant, term or condition contained in this Guaranty (other than a failure described in subparagraphs 3.1(a) or (b) above or an Event of Default described below) and such failure continues for more than 30 days after the Guarantor's receipt of notice thereof from the Lessor; provided, however, that in the case of any such failure which is susceptible of cure but not within the applicable time period, provided any delay in exercising the Lessor's remedies hereunder beyond such applicable time period could not have a material adverse effect on the rights of the Lessor hereunder, no Event of Default shall be deemed to occur so long as the Guarantor





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promptly commences to cure such default within the applicable time period and thereafter diligently and continuously pursues such cure to completion within 120 days.

                 (d) If the Guarantor or the Lessee shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state law, or shall be adjudicated a bankrupt or become insolvent or shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition proposing the adjudication of the Guarantor or the Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and the Guarantor or the Lessee shall consent to or acquiesce in the filing thereof or such petition shall not be discharged within 60 days after the filing thereof.

                 (e) If a receiver, trustee or liquidator of the Guarantor or the Lessee, or of all or substantially all of the assets of the Guarantor or the Lessee, shall be appointed in any proceeding brought by the Guarantor or the Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Guarantor or the Lessee and shall not be discharged within 60 days after such appointment, or if the Guarantor or the Lessee shall consent to or acquiesce in such appointment.

         Section 2.2. Remedies. Upon the occurrence of an Event of Default, the Lessor shall have all the rights and remedies available at law or in equity for purposes of enforcing its rights under this Guaranty.


                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         Section 2.1. Governing Law. This Guaranty, the rights of the Lessor and the obligations of the Guarantor shall be governed by and construed in accordance with the laws of the State of Tennessee (excluding, however, those dealing with conflicts of law) except to the extent that such laws are preempted by United States federal law, in which case such federal law shall govern.

         Section 2.2. Successors and Assigns. The representations, warranties, covenants and conditions set forth herein shall be binding upon the administrators, representatives and permitted successors and assigns of the Guarantor and shall inure to the benefit of the Lessor, its successors and assigns.

         Section 2.3. Notices. All notices, requests, demands and other communications with respect hereto shall be in writing and





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shall be delivered by hand, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by United States mail, certified, postage prepaid, return receipt requested, at the following addresses:

         If to the Lessor, to -

                 Equity Inns Partnership, L.P.
                 c/o Equity Inns, Inc.
                 4735 Spottswood Avenue
                 Suite 102
                 Memphis, Tennessee  38117
                 Attention:  Chairman of the Board

         With a copy to -

                 Hunton & Williams
                 2000 Riverview Tower
                 900 South Gay Street
                 Knoxville, Tennessee  37902
                 Attention:  David C. Wright, Esquire

         If to the Guarantor, to -

                 Interstate Hotels Company
                 Foster Plaza Ten
                 680 Anderson Drive
                 Pittsburgh, Pennsylvania  15220-8126
                 Attn: General Counsel

         With a copy to -

                 Jones, Day, Reavis & Pogue
                 North Point
                 901 Lakeside Avenue
                 Cleveland, Ohio  44114
                 Attention:  Zachary T. Paris, Esquire

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made, as the case may be, upon the earlier of the date it is actually received or (a) on the business day after the day on which it is delivered by hand, (b) on the business day after the day on which it is properly delivered to Federal Express (or a comparable overnight delivery service) or (c) on the third business day after the day on which it is deposited in the United States mail. Any addressee may change its address by notifying the other addressees of the new address in any manner permitted by this Section.

         Section 2.4. Captions; Gender; Number. The captions hereof are for convenience of reference only and shall neither





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limit nor enlarge the provisions hereof.  All pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders. The singular shall include the plural and vice versa unless the context requires otherwise.

         Section 2.5. Severability. If any provision of this Guaranty, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the provisions hereof, or the application thereof to other persons or circumstances, shall not be affected thereby, and each provision hereof shall be valid and enforceable to the fullest extent permitted by law.

         Section 2.6. Amendments. No provision of this Guaranty may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. No subsequent guaranty by the Guarantor or any other person with respect to the Indebtedness or the Obligations shall be deemed in lieu of or to supersede this Guaranty, but such guaranty shall be construed as an additional or supplementary guaranty unless otherwise expressly provided for in such subsequent guaranty. Furthermore, this Guaranty shall be construed to be an additional or supplementary guaranty to any guaranty previously executed by the Guarantor or any other guarantor of the Indebtedness or the Obligations and shall not terminate any prior guaranty unless such termination is expressly provided for herein.

         Section 2.7. Service of Process. The Guarantor hereby agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the United States District Court for the Western District of Tennessee, at the option of the Lessor; and the Guarantor hereby waives any objection which it may have to the laying of the venue of any such suit, action or proceeding and irrevocably submits to the jurisdiction of either such court in any such suit, action or proceeding.

         Section 2.8. Joint and Several Obligations. The obligations of the Guarantor hereunder shall be joint and several with respect to (a) the Lessee, (b) Interstate Hotels Corporation under a Guaranty of Lease of even date herewith and (c) each and any other guarantor or obligor of the Lessee's obligations under the Lease which guarantor or obligor is an affiliate of the Guarantor, and the Lessor may demand and exercise its rights and remedies hereunder and/or thereunder against any such guarantors or obligors separately, or all or any of them together, at Lessor's option.

         Section 2.9. Third Party Beneficiary. Equity Inns, Inc., a Tennessee corporation and parent company of the general partner





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of the Lessor, shall be deemed a third party beneficiary of this Guaranty and shall have the right to enforce the terms of this Guaranty to the same extent as the Lessor.

         Section 2.10. Counterparts. This Guaranty may be executed in several counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.


         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


                                 INTERSTATE HOTELS COMPANY, a
                                 Pennsylvania corporation



                                 By: /s/ Robert L. Froman
                                    --------------------------------
                                 Name: Robert L. Froman
                                      ------------------------------
                                 Title: Vice President
                                       -----------------------------





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